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                                                                     Exhibit 1.1

                             UNDERWRITING AGREEMENT

                                                       Charlotte, North Carolina
                                                                  March 25, 2002

Banc of America Securities LLC
100 North Tryon Street
Charlotte, North Carolina  28255

Goldman, Sachs & Co.
85 Broad Street
New York, New York  10004

Dear Sirs:

         EQCC Asset Backed Corporation (the "Seller" or the "Depositor"), proposes to sell to the underwriters named in Schedule II hereto (collectively,
                                              -----------
the "Underwriters" and each, an "Underwriter"), the principal amount of the EQCC Asset Backed Certificates, Series 2002-1, identified in Schedule I hereto (the
                                                        ----------
"Underwritten Certificates"), to be issued under a trust agreement (the "Trust Agreement") dated as of March 25, 2002, between the Seller, as depositor, and The Bank of New York, as trustee (the "Trustee").

         Each class of Underwritten Certificates listed in Schedule I hereto
                                                           ----------
will represent an undivided beneficial ownership interest in EQCC Trust 2002-1 (the "Trust"). The assets of the Trust will include, among other things, those certain EQCC Asset Backed Certificates, Series 2001-2, of the Classes and in denominations corresponding with original principal balances as set forth below (the "Underlying ABS"), issued by EQCC Trust 2001-2, pursuant to a pooling and servicing agreement (the "Pooling and Servicing Agreement"), dated as of December 1, 2001, among EQCC Receivables Corporation, as depositor ("EQCC Receivables"), EquiCredit Corporation of America, as transferor (in such capacity, the "Transferor") and as initial servicer (in such capacity, the "Initial Servicer"), Fairbanks Capital Corp., as successor servicer (in such capacity, the "Successor Servicer," and together with the Initial Servicer, individually and collectively, the "Servicer"), and The Bank of New York, as trustee (in such capacity, the "Underlying Trustee"):

          Underlying ABS: EQCC Asset Backed Certificates, Series 2001-2
          -------------------------------------------------------------

             Class Designation            Original Principal Balance
             -------------------------    ----------------------------------

             Class A-1                    $1,997,030,001
             Class A-2                    $1,982,337,536
             Class A-3                    $1,055,259,012
             Class A-4                    $1,115,458,249
             Class A-5                    $  851,977,837

         This Underwriting Agreement shall hereinafter be referred to as the "Agreement." This Agreement, the Trust Agreement, the Pooling and Servicing Agreement, the Transfer Agreement and the Custodial Agreement are collectively hereinafter referred to as the "Basic Documents."

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Capitalized terms used herein and not otherwise defined shall have the respective meanings ascribed thereto in the Trust Agreement or, if not defined therein, in the Pooling and Servicing Agreement.

        1. Representations and Warranties.  The Seller represents and warrants
           ------------------------------
to, and agrees with, each Underwriter that:

                (a) Each of the Seller and EQCC Receivables Corporation (the "Transferor") meets the requirements for use of Form S-3 under the Securities Act of 1933, as amended (the "Act"), and has filed with the Securities and Exchange Commission (the "Commission") a registration statement on such Form (the file number of which is set forth in
        Schedule I hereto), which has become effective, for the registration
        ----------
        under the Act of the Underwritten Certificates. Such registration statement, as amended to the date of this Agreement, meets the requirements set forth in Rule 415(a)(1) under the Act and complies in all other material respects with said Rule. The Seller proposes to file with the Commission pursuant to Rule 424 under the Act a supplement to the form of prospectus included in such registration statement relating to the Underwritten Certificates and the plan of distribution thereof and has previously advised the Underwriters of all further information (financial and other) with respect to the Seller and the Pool Information (as defined in Section 8(f) below) to be set forth therein. Such registration statement, including the exhibits thereto, as amended to the date of this Agreement, is hereinafter called the "Registration Statement"; such prospectus in the form in which it appears in the Registration Statement is hereinafter called the "Basic Prospectus"; and such supplemented form of prospectus, in the form in which it shall be filed with the Commission pursuant to Rule 424 (including the Basic Prospectus as so supplemented) is hereinafter called the "Final Prospectus." Any reference herein to the Registration Statement, the Basic Prospectus or the Final Prospectus shall be deemed to refer to and include the documents incorporated by reference therein pursuant to Item 12 of Form S-3 which were filed under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), on or before the date of this Agreement, or the issue date of the Basic Prospectus or the Final Prospectus, as the case may be; and any reference herein to the terms "amend," "amendment" or "supplement" with respect to the Registration Statement, the Basic Prospectus or the Final Prospectus shall be deemed to refer to and include the filing of any document under the Exchange Act after the date of this Agreement, or the issue date of the Basic Prospectus or the Final Prospectus, as the case may be, and deemed to be incorporated therein by reference.

                (b) As of the date hereof, when the Final Prospectus is first filed pursuant to Rule 424 under the Act, when, prior to the Closing Date (as hereinafter defined), any amendment to the Registration Statement becomes effective (including the filing of any document incorporated by reference in the Registration Statement), when any supplement to the Final Prospectus is filed with the Commission and at the Closing Date (as hereinafter defined), (i) the Registration Statement, at its effective date and as amended as of any such time, and the Final Prospectus, as amended or supplemented as of any such time, comply and will comply in all material respects with the Act and the respective rules thereunder, (ii) the Registration Statement, at its effective date and as amended as of any such time, will not contain any untrue statement of a material fact or



                                       -2-

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        omit to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading, and
        (iii) the Final Prospectus, at its filing date and as amended or supplemented as of any such time, will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, however, that the Seller makes no representations or warranties as to (A) the information contained in or omitted from the Registration Statement or the Final Prospectus or any amendment thereof or supplement thereto in reliance upon and in conformity with information furnished in writing to the Seller by or on behalf of any Underwriter specifically for use in connection with the preparation of the Registration Statement and the Final Prospectus or (B) any Derived Information contained in any Collateral Term Sheet, Structural Term Sheet, Series Term Sheet or Computational Materials (each as defined in
        Section 5(b) below).

                (c) The Seller has been duly incorporated and is validly existing as a corporation under the laws of the State of Delaware and is in good standing as a foreign corporation in each jurisdiction in which its ownership or lease of property or conduct of its business so requires and has corporate and other power and authority to own its properties and conduct its business, as now conducted by it, and to enter into and perform its obligations under this Agreement and the other Basic Documents.

                (d) Since the respective dates as of which information is given in the Prospectus, there has not been any material adverse change in the general affairs, management, financial condition or results of operations of the Seller or the Transferor, otherwise than as set forth or contemplated in the Prospectus as supplemented or amended as of the Closing Date.

                (e) The Seller, to the best of its knowledge after due inquiry, is not aware of (i) any request by the Commission for any further amendment of the Registration Statement or the Basic Prospectus or for any additional information or (ii) the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the initiation or threat by the Commission of any proceeding for that purpose.

                (f) This Agreement has been duly authorized, executed and delivered by the Seller, and each of the other Basic Documents, when delivered by the Seller, will have been duly authorized, executed and delivered by the Seller, and will constitute a legal, valid and binding agreement of the Seller, enforceable against the Seller in accordance with its respective terms, subject, as to the enforcement of remedies, to applicable bankruptcy, insolvency, reorganization, moratorium, receivership and similar laws affecting creditors' rights generally and to general principles of equity (regardless of whether the enforcement of such remedies is considered in a proceeding in equity or at law), and except as rights to indemnity and contribution hereunder may be limited by federal or state securities laws or principles of public policy.

                (g) The Underwritten Certificates have been duly authorized, and, when the Underwritten Certificates are issued and delivered pursuant to this Agreement with


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        respect to such Underwritten Certificates, such Underwritten
        Certificates will have been duly executed, authenticated, issued and delivered and will be validly issued and legally outstanding entitled to the benefits provided by the Trust Agreement, which will be substantially in the form filed as an exhibit to the Registration Statement;

                (h) The issue and sale of the Underwritten Certificates and the compliance by the Seller with all of the provisions of the Underwritten Certificates, this Agreement and the Basic Documents, and the consummation of the transactions herein and therein contemplated will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Seller is a party or by which the Seller is bound or to which any of the property or assets of the Seller is subject, nor will such action result in any violation of the provisions of the Certificate of Incorporation or By-laws of the Seller or any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Seller or any of its properties; and no consent, approval, authorization, order, registration or qualification of or with any such court or governmental agency or body is required for the issue and sale of the Underwritten Certificates or the consummation by the Seller of the transactions contemplated by this Agreement or the Trust Agreement, except such as have been, or will have been prior to the Closing Date, obtained under the Act and such consents, approvals, authorizations, registrations or qualifications as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of the Underwritten Certificates by the Underwriters;

                (i) Other than as set forth or contemplated in the Registration Statement, there are no legal or governmental proceedings pending to which the Seller or any of its subsidiaries is a party or of which any property of the Seller or any of its subsidiaries is the subject which, if determined adversely to the Seller or any of its subsidiaries, would individually or in the aggregate have a material adverse effect on the current or future consolidated financial position, stockholders' equity or results of operations of the Seller and its subsidiaries; and, to the best of the Seller's knowledge, no such proceedings are threatened or contemplated by governmental authorities or threatened by others;

                (j) The Seller is not an "investment company"within the meaning of such term under the Investment Company Act of 1940 (the "1940 Act") and the rules and regulations of the Commission thereunder.

                (k) At the time of execution and delivery of the Trust Agreement, the Seller will: (i) have equitable title to the interest in the Underlying ABS conveyed by the Seller, free and clear of any lien, mortgage, pledge, charge, encumbrance, adverse claim or other security interest (collectively, "Liens"); (ii) not have assigned to any person any of its right, title or interest in the Underlying ABS; and (iii) have the power and authority to sell its interest in the Underlying ABS to the Trustee and to sell the Underwritten Certificates to the Underwriters. Upon execution and delivery of the Trust Agreement by the Trustee, the Trustee will have acquired legal and beneficial ownership of all of the Seller's right, title and interest in and to the Underlying ABS. Upon delivery to the


                                       -4-

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        Underwriters of the Underwritten Certificates, the Underwriters will have good title to the Underwritten Certificates free of any Liens.

                (l) As of the Cut-Off Date, each of the Underlying ABS will meet the eligibility criteria described in the Prospectus and will confirm to the descriptions thereof contained in the Prospectus.

                (m) At the Closing Date, the Underlying ABS and the Trust Agreement will conform in all material respects to the descriptions thereof contained in the Prospectus.

                (n) Any taxes, fees and other governmental charges in connection with the execution, delivery and issuance of the Basic Documents and the Underwritten Certificates have been paid or will be paid at or prior to the Closing Date.

                (o) Any certificate signed by an officer of the Seller and delivered to the Underwriters or counsel to the Underwriters in connection with the offering of the Underwritten Certificates shall be deemed, and shall state that it is, a representation and warranty as to the matters covered thereby to each person to whom the representations and warranties in this Section 1 are made.

                (p) As of the Closing Date, each of the respective representations and warranties of the Transferor and EquiCredit Corporation of America set forth in the Basic Documents will be true and correct, except for representations and warranties as to statistical characteristics of the Mortgage Loans, which were made only as of the "Cut-off Date" specified in the Pooling and Servicing Agreement, and the Underwriters may rely on such representations and warranties as if they were set forth herein in full.

        2. Purchase and Sale. Subject to the terms and conditions and in
           -----------------
reliance upon the representations and warranties herein set forth, the Seller agrees to sell to each Underwriter, and each Underwriter agrees, severally and not jointly, to purchase from the Seller, at the purchase price set forth in
Schedule II hereto, the principal amount or percentage interest of the
-----------
Underwritten Certificates set forth opposite such Underwriter's name therein.

        3. Delivery and Payment. Delivery of and payment for the Underwritten
           --------------------
Certificates shall be made at the office, on the date and at the time specified in Schedule I hereto, which date and time may be postponed by agreement between
   ----------
the Underwriters and the Seller or as provided in Section 9 hereof (such date and time of delivery and payment for the Underwritten Certificates being herein called the "Closing Date"). Delivery of the Underwritten Certificates shall be made to the Underwriters for their respective accounts against payment by the several Underwriters of the purchase price thereof in the manner set forth in
Schedule II hereto. If Schedule I indicates that the Underwritten Certificates
-----------            ----------
are to be issued in book-entry form, delivery of the Underwritten Certificates shall be made through the facilities of the depository or depositories set forth on Schedule I. Alternatively, certificates for the Underwritten Certificates
   ----------
shall be registered in such names and in such denominations as the Underwriters may request not less than three full business days in advance of the Closing Date.


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                  The Seller agrees to have the Underwritten Certificates
available for inspection, checking and packaging by the Underwriters in Charlotte, North Carolina, not later than 1:00 p.m., Charlotte, North Carolina time, on the business day prior to the Closing Date.

        4. Offering by the Underwriters. It is understood that the Underwriters
           ----------------------------
propose to offer the Underwritten Certificates for sale to the public (which may include selected dealers) as set forth in the Prospectus.

        5. Agreements. The Seller agrees with the several Underwriters that:
           ----------

                (a) Prior to the termination of the offering of the Underwritten Certificates, the Seller will not file any amendment of the Registration Statement or supplement (including the Final Prospectus) to the Basic Prospectus unless the Seller has furnished to each Underwriter a copy for review prior to filing and will not file any such proposed amendment or supplement to which each Underwriter reasonably objects after reasonable notice thereof. Subject to the foregoing sentence, the Seller will cause the Final Prospectus to be filed with the Commission in a timely manner pursuant to Rule 424. The Seller will advise the Underwriters promptly (i) when the Final Prospectus shall have been filed with the Commission pursuant to Rule 424, (ii) when any amendment to the Registration Statement relating to the Underwritten Certificates shall have become effective, (iii) of any request by the Commission for any amendment of the Registration Statement or amendment of or supplement to the Final Prospectus or for any additional information,
        (iv) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the institution or threatening of any proceeding for that purpose and (v) of the receipt by the Seller of any notification with respect to the suspension of the qualification of the Underwritten Certificates for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose. The Seller will use its best efforts to prevent the issuance of any such stop order or suspension of qualification and, if issued, to obtain as soon as possible the withdrawal thereof.

                (b) The Seller will cause any Computational Materials, Collateral Term Sheets and ABS Term Sheets (each as defined in Section 10 below) with respect to the Underwritten Certificates which are delivered by the Underwriters to the Seller pursuant to Section 10 to be filed with the Commission on a Current Report on Form 8-K (the "Current Report") pursuant to Rule 13a-11 under the Exchange Act not later than the business day immediately following the day on which such Computational Materials, Collateral Term Sheets or ABS Term Sheets are delivered to counsel for the Seller by the Underwriters as provided in
        Section 10, and will promptly advise the Underwriters when such Current Report has been so filed. Such Current Report shall be incorporated by reference in the Final Prospectus and the Registration Statement. Notwithstanding the two preceding sentences, the Seller shall have no obligation to file materials provided by the Underwriters pursuant to
        Section 10 at its own cost which, in the reasonable determination of the Seller after making reasonable efforts to consult with the Underwriters, are not required to be filed pursuant to the No-Action Letters (as defined in Section 10 below), or which contain erroneous information or contain any untrue statement of a material fact or, which, when read in conjunction with the Final Prospectus, omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; it being understood, however, that the Seller shall have no obligation to review or pass upon the accuracy or adequacy of, or to correct, any Computational Materials, Collateral Term Sheets or ABS Term Sheets provided by the Underwriters to the Seller pursuant to Section 10 hereof.

                (c) If, at any time when a prospectus relating to the Underwritten Certificates is required to be delivered under the Act, any event occurs as a result of which the Final Prospectus as then amended or supplemented would include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, or if it shall be necessary to amend or supplement the Final Prospectus to comply with the Act or the Exchange Act or the respective rules thereunder, the Seller promptly will prepare and file with the Commission, subject to the first sentence of paragraph (a) of this
        Section 5, an amendment or supplement which will correct such statement or omission or an amendment which will effect such compliance and will use its best efforts to cause any required post-effective amendment to the Registration Statement containing such amendment to be made effective as soon as possible and to notify the Underwriters thereof and prepare and furnish without charge to each Underwriter and to any dealer in securities as many electronic and written copies as the Underwriters may from time to time reasonably request of an amended Final Prospectus or a supplement to the Final Prospectus which will correct such statement or omission or effect such compliance;

                (d) The Seller will furnish to the Underwriters and counsel for the Underwriters, without charge, executed copies of the Registration Statement (including exhibits thereto) and each amendment thereto which shall become effective on or prior to the Closing Date and, so long as delivery of a prospectus by an Underwriter or dealer may be required by the Act, as many written and electronic copies of the Final Prospectus and any amendments thereof and supplements thereto (other than exhibits to the related Current Report) as the Underwriters may reasonably request. The Seller will pay the expenses incident to the performance of its obligations under this Agreement, including (1) the printing and filing of all documents relating to the offering (including the Registration Statement and the Prospectus), (ii) the preparation, issuance and delivery of Underwritten Certificates to the Underwriters,
        (iii) fees and disbursements of the Seller's counsel and accountants,
        (iv) the qualification of the Underwritten Certificates under state securities laws, including filing fees and the fees and disbursements of counsel for the Underwriters in connection therewith and in connection with the preparation of any blue sky or legal investment survey, if any,
        (v) any fees charged by rating agencies for the rating of the Underwritten Certificates, (vi) the fees and disbursements of the Trustee and its counsel (except ongoing fees to be paid pursuant to the Trust Agreement), and (vii) all other costs and expenses incident to the performance of its obligations hereunder which are not otherwise specifically provided for in this section, provided that (i) the Underwriters will pay all of their own costs and expenses, including the fees of their counsel and any advertising expenses in connection with offers they may make, and (ii) Banc of America Securities LLC will pay any additional expenses incurred in connection with the requirement of delivery of a market-making prospectus.

                (e) The Seller will take all actions which are reasonably necessary to arrange for the qualification of the Underwritten Certificates for sale under the laws of such jurisdictions as the Underwriters reasonably may designate and to maintain such qualifications in effect so long as required for the distribution of the Underwritten Certificates; provided, however, that the Seller shall not be required to qualify to do business in any jurisdiction where it is not now so qualified or to take any action which would subject it to general or unlimited service of process in any jurisdiction where it is not now so subject.

                (f) The Seller will make generally available to its securityholders as soon as practicable, but in any event not later than eighteen months after the effective date of the Registration Statement (as defined in Rule 158 (c) under the Act, an earnings statement of the Seller and its subsidiaries (which need not be audited) complying with
        Section 11(a) of the Act and the rules and regulations thereunder (including, at the option of the Seller, Rule 158).

        6. Conditions to the Obligations of the Underwriters. The obligations of
           -------------------------------------------------
the Underwriters to purchase the Underwritten Certificates shall be subject to the accuracy of the representations and warranties on the part of the Seller contained herein as of the date hereof, as of the date of the effectiveness of any amendment to the Registration Statement filed prior to the Closing Date (including the filing of any document incorporated by reference therein) and as of the Closing Date, to the accuracy of the statements of the Seller made in any certificates delivered pursuant to the provisions hereof, to the performance by the Seller of its obligations hereunder and to the following additional conditions:

                (a) The Underwriters shall have received from PriceWaterhouseCoopers, LLP (i) a letter, dated the date hereof, confirming that they are independent public accountants within the meaning of the Act and the Rules and Regulations and otherwise in form and substance reasonably satisfactory to the Underwriters and counsel to the Underwriters and (ii) a letter dated the Closing Date, updating the letters referred to in clause (i) above, in form and substance reasonably satisfactory to the Underwriters and counsel for the Underwriters.

                (b) All actions required to be taken and all filings required to be made by the Seller under the Act prior to the sale of the Underwritten Certificates shall have been duly taken or made. At and prior to the Closing Date, no stop order suspending the effectiveness of the Registration Statement shall have been issued and no proceedings for that purpose shall have been instituted or, to the knowledge of the Seller, shall be contemplated by the Commission, and all requests for additional information on the part of the Commission shall have been complied with to the Underwriters' reasonable satisfaction.

                (c) Subsequent to the execution and delivery of this Agreement, there shall not have occurred (i) any change, or any development involving a prospective change, in or affecting particularly the business or properties of the Seller, the Transferor, the Servicer or the Insurer which, in the judgment of the Underwriters, materially impairs the investment quality of the Underwritten Certificates; (ii) any downgrading in the rating of the securities of the Seller, the Transferor, Bank of America or the Insurer by any "nationally recognized statistical rating organization" (as such term is defined for purposes of Rule 436(g) under the Act), or any public announcement that any such organization has under surveillance or review its rating of any securities of the Seller, the Transferor, Bank of America or the Insurer (other than an announcement with positive implications of a possible upgrading, and no implication of a possible downgrading, of such rating); (iii) any suspension or limitation of trading in securities generally on the American Stock Exchange or New York Stock Exchange, or any setting of minimum prices for trading on such exchange; (iv) any banking moratorium declared by federal, New York or North Carolina authorities or a material disruption in commercial banking or securities settlement or clearance services in the United States or elsewhere; or (v) any outbreak or escalation of major hostilities in which the United States is involved, any declaration of war by Congress or any other substantial national or international calamity or emergency if, in the judgment of the Underwriters, the effects of any such outbreak, escalation, declaration, calamity or emergency makes it impractical or inadvisable to proceed with completion of the sale of and payment for the Underwritten Certificates.

                (d) The Underwriters, unless otherwise agreed to by them, shall have received a favorable opinion of Hunton & Williams, counsel to the Seller, addressed to the Underwriters, dated the Closing Date in form and substance reasonably satisfactory to the Underwriters and their counsel.

                Such counsel will also deliver to the Underwriters a reliance letter relating to such opinion rendered to the Rating Agencies.

                With respect to the opinion of Hunton & Williams, insofar as such opinions involve matters of law of any jurisdiction other than the State of New York, the State of North Carolina, the General Corporation Law of the State of Delaware or the United States of America, such opinions may be given in reliance upon an opinion of counsel in such jurisdiction reasonably acceptable to the Underwriters, a copy of which shall be delivered to the Underwriters.

                (e) The Underwriters shall have received a favorable opinion of Hunton & Williams, special tax counsel for the Seller, addressed to the Underwriters and dated the Closing Date and reasonably satisfactory in form and substance to the Underwriters, generally to the effect that (i) the information in the Prospectus under "Federal Income Tax Consequences" and in the Prospectus Supplement under "Summary Information - Federal Income Tax Consequences" and "Federal Income Tax Consequences," insofar as such information describes federal statutes and regulations or otherwise constitute matters of law or legal conclusions of the statutes or regulations of such jurisdiction have been prepared or reviewed by such counsel, and such information is correct in all material respects; and (ii) assuming compliance with all of the provisions of the Pooling and Servicing Agreement and the Trust Agreement, the Trust Fund will qualify as a REMIC pursuant to Section 860D of the Internal Revenue Code of 1986 (the "Code") for federal income tax purposes as of the Closing Date and will continue to qualify as a REMIC for so long as the Trust Fund continues to meet the requirements set forth in the Code and applicable treasury regulations.

                (f) The Underwriters shall have received a favorable opinion of Hunton & Williams, special counsel for the Seller, addressed to the Underwriters and dated the Closing Date and reasonably satisfactory in form and substance to the Underwriters, with respect to the validity of the Certificates, ERISA matters and such other related matters as the Underwriters shall require, and the Seller shall have furnished or caused to be furnished to such counsel such documents as such counsel may reasonably request for the purpose of enabling such counsel to pass upon such matters.

                (g) [Reserved]

                (h) The Underwriters shall have received an opinion addressed to the Underwriters of counsel for the Trustee, dated the Closing Date and reasonably satisfactory in form and substance to the Underwriters and counsel for the Underwriters, substantially to the effect that:

                        (i) The Trustee has been duly organized and is validly
                 existing and in good standing as a national banking association under the laws of the United States of America.

                        (ii) The Trustee has full power and authority to
                 execute, deliver and perform its duties under the Trust Agreement and has duly executed and delivered the Trust Agreement and, assuming due authorization, execution and delivery thereof by the other parties thereto, the Trust Agreement constitute the legal, valid and binding obligations of the Trustee enforceable against the Trustee in accordance with their terms, except as enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other laws relating to or affecting enforcement of creditors' rights generally.

                        (iii) The Certificates have been duly executed,
                 authenticated and delivered by the Trustee.

                        (iv) No approval, authorization or other action by, or
                 filing with, any governmental authority of the United States of America or the State of New York having jurisdiction over the trust powers of the Trustee is required in connection with the execution and delivery by the Trustee of the Trust Agreement or the performance by the Trustee of its duties thereunder except such as have been obtained, taken or made.

                (i) [Reserved]

                (j) The Underwriters shall have received a certificate dated the Closing Date of the President, any Vice President or the Secretary of the Seller (and, in the case of clause (i) below, the Transferor) in which such officer shall state that, to the best of his knowledge after reasonable investigation, (i) the representations and warranties of the Seller or the Transferor with respect to the Mortgage Loans and the Underlying ABS contained in any Basic Document are true and correct,
        (ii) the representations and warranties of the Seller in this Agreement are true and correct, (iii) the Seller has complied with all agreements and satisfied all conditions on its part to be performed or satisfied hereunder at or prior to the Closing Date, (iv) no stop order suspending the effectiveness of the Registration Statement has been issued, (v) no proceedings for that purpose have been instituted or are contemplated by the Commission, and (vi) there has been no amendment or other document filed affecting the Certificate of Incorporation of the Seller since August 29, 2001, or to the bylaws of the Seller since March 1, 1998, and no such amendment has been authorized.

                (k) On or before the Closing Date, the Underwriters shall have received evidence satisfactory to the Underwriters that each class of Underwritten Certificates has been given the ratings set forth on
        Schedule I hereto.
        ----------

                (l) At the Closing Date, the Underwritten Certificates and the Trust Agreement will conform in all material respects to the descriptions thereof contained in the Prospectus.

                (m) The Underwriters shall not have discovered and disclosed to the Seller on or prior to the Closing Date that the Registration Statement or the Prospectus or any amendment or supplement thereto contains an untrue statement of a fact or omits to state a fact which, in the opinion of Stroock & Stroock & Lavan, LLP, counsel to the Underwriters, is material and is required to be stated therein or is necessary to make the statements therein not misleading.

                (n) All corporate proceedings and other legal matters relating to the authorization, form and validity of this Agreement, the Trust Agreement, the Underwritten Certificates, the Registration Statement and the Prospectus, and all other legal matters relating to this Agreement and the transactions contemplated hereby, shall be reasonably satisfactory in all respects to counsel for the Underwriters, and the Seller shall have furnished to such counsel all documents and information that such counsel may reasonably request to enable such counsel to pass upon such matters.

                (o) [Reserved].

                (p) At the Closing Date, the Underwriters shall have received from Stroock & Stroock & Lavan, LLP, counsel to the Underwriters, a letter with respect to the Prospectus, in form and substance satisfactory to the Underwriters. The Seller will provide or cause to be provided to the Underwriters such conformed copies of such opinions, certificates, letters and documents as the Underwriters may reasonably request.

                All opinions, letters, evidence and certificates mentioned above or elsewhere in this Agreement shall be deemed to be in compliance with the provisions hereof only if they are in form and substance reasonably satisfactory to counsel for the Underwriters.

                If any condition specified in this Section 6 shall not have been fulfilled when and as required to be fulfilled, this Agreement may be terminated by the Underwriters by notice to the Seller at any time at or prior to the Closing Date, and such termination shall be without liability of any party to any other party except as provided in Sections 7 and 8 hereof.

        7. Reimbursement of Underwriters' Expenses. If the sale of the
           ---------------------------------------
Underwritten Certificates provided for herein is not consummated because any condition to the obligations of the Underwriters set forth in Section 6 hereof is not satisfied or because of any refusal, inability or failure on the part of the Seller to perform any agreement herein or comply with any provision hereof other than by reason of a default by any of the Underwriters, the Seller will reimburse the Underwriters severally upon demand for all out-of-pocket expenses (including reasonable fees and disbursements of counsel) that shall have been reasonably incurred by them in connection with the proposed purchase and sale of the Underwritten Certificates.

        8. Indemnification and Contribution.
           --------------------------------

                (a) The Seller agrees to indemnify and hold harmless each Underwriter and each person who controls any Underwriter within the meaning of either the Act or the Exchange Act against any and all losses, claims, damages or liabilities, joint or several, to which they or any of them may become subject under the Act, the Exchange Act or other Federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement for the registration of the Underwritten Certificates as originally filed or in any amendment thereof, or in the Basic Prospectus or the Final Prospectus, or in any amendment thereof or supplement thereto, or arise out of or are based upon omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and agrees to reimburse each such indemnified party for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that (i) the Seller will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission made therein (A) in reliance upon and in conformity with written information furnished to the Seller by or on behalf of any Underwriter specifically for use in connection with the preparation thereof or (B) in any Derived Information furnished to the Seller by any Underwriter in writing or by electronic transmission, except to the extent that any untrue statement or alleged untrue statement therein results (or is alleged to have resulted) directly from an error (a "Collateral Error") in the Pool Information furnished by the Seller to any Underwriter in writing or by electronic transmission, which information was used by any Underwriter in the preparation of any Computational Materials, Collateral Term Sheets or ABS Term Sheets included in such Current Report (or amendment or supplement thereof) and
        (ii) such indemnity with respect to any Collateral Error shall not inure to the benefit of any Underwriter (or any person controlling any Underwriter) from whom the person asserting any loss, claim, damage or liability received any Computational Materials, Collateral Term Sheets or ABS Term Sheets that were prepared on the basis of such Collateral Error, if the Seller notified such Underwriter in writing of the Collateral Error or provided in written or electronic form information superseding or correcting such Collateral Error (in any such case, a "Corrected Collateral Error") in sufficient time prior to the confirmation of the sale of the Underwritten Certificates to such person to permit the Underwriters to prepare and deliver corrected Computational

        Materials, Collateral Term Sheets and/or ABS Term Sheets, as the case may be, and such Underwriter failed to notify such person thereof or to deliver such person corrected Computational Materials, Collateral Term Sheets and/or ABS Term Sheets, as applicable. This indemnity agreement will be in addition to any liability which the Seller otherwise may have.

                (b) Each Underwriter severally and not jointly agrees to indemnify and hold harmless the Seller, each of its directors, each of its officers who signs the Registration Statement, and each person who controls the Seller within the meaning of either the Act or the Exchange Act, to the same extent as the foregoing indemnity from the Seller to each Underwriter, but only with reference to (A) written information relating to such Underwriter furnished to the Seller by or on behalf of such Underwriter specifically for use in the preparation of the Registration Statement or Prospectus, and any amendment or supplement thereto in the foregoing indemnity, or (B) any Derived Information furnished to the Seller by such Underwriter pursuant to Section 10 and incorporated by reference in the Registration Statement or the Final Prospectus (except that no such indemnity shall be available for any losses, claims, damages or liabilities, or actions in respect thereof resulting from any Collateral Error). This indemnity agreement will be in addition to any liability which any Underwriter otherwise may have. The Seller acknowledges that the statements set forth in the Final Prospectus (i) in the first two sentences of the second paragraph of text under the caption "Plan of Distribution," concerning the terms of the offering by the Underwriters, (ii) in the first sentence of the third paragraph of text under the caption "Plan of Distribution," concerning market making by the Underwriters, and (iii) solely in the case of Banc of America Securities LLC, in the fourth paragraph of text under the caption "Plan of Distribution," concerning market making by such Underwriter, constitute the only information furnished in writing by or on behalf of the several Underwriters for inclusion in the documents referred to in the foregoing indemnity (other than any Derived Information in any Computational Materials, Collateral Term Sheets or ABS Term Sheets furnished to the Seller by any Underwriter).

                (c) Promptly after receipt by an indemnified party under this
        Section 8 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this Section 8 (a) or (b), notify the indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party otherwise than under this Section 8. In case any such action is brought against any indemnified party, and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein, and, to the extent that it may elect by written notice delivered to the indemnified party promptly after receiving the aforesaid notice from such indemnified party, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party; provided, however, that if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be legal defenses available to it and/or other indemnified parties which are different from or additional to those available to the indemnifying party, the indemnified party or parties shall have the right to select separate counsel to assert such legal defenses and to otherwise participate in the defense of such action on behalf of such indemnified party or parties. Upon receipt of notice from the indemnifying party to such indemnified party of its election so to assume the defense of such action and approval by the indemnified party of counsel, the indemnifying party will not be liable to such indemnified party under this Section 8 for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof unless (i) the indemnified party shall have employed separate counsel in connection with the assertion of legal defenses in accordance with the proviso to the next preceding sentence (it being understood, however, that the indemnifying party shall not be liable for the expenses of more than one separate counsel (in addition to local counsel), approved by the Underwriters in the case of subparagraph (a), representing the indemnified parties under subparagraph (a) who are parties to such action), (ii) the indemnifying party shall not have employed counsel reasonably satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of commencement of the action, or (iii) the indemnifying party has authorized the employment of counsel for the indemnified party at the expense of the indemnifying party; and except that if clause (i) or (iii) is applicable, such liability shall be only in respect of the counsel referred to in such clause (i) or (iii). No indemnifying party shall, without the written consent of the indemnified party, effect the settlement or compromise of, or consent to the entry of any judgment with respect to, any pending or threatened action or claim in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified party is an actual or potential party to such action or claim) unless such settlement, compromise or judgment (i) includes an unconditional release of the indemnified party from all liability arising out of such action or claim and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act, by or on behalf of any indemnified party.

                (d) If the indemnification provided for in this Section 8 is unavailable to or insufficient to hold harmless an indemnified party under subsection (a) or (b) above in respect of any losses, claims, damages or liabilities (or actions in respect thereof) referred to therein, the Seller and the Underwriters shall contribute to the aggregate losses, claims, damages and liabilities (including legal or other expenses reasonably incurred in connection with investigating or defending same) to which the Seller and one or more of the Underwriters may be subject, as follows:

                        (i) in the case of any losses, claims, damages and
                 liabilities (or actions in respect thereof) which do not arise out of or are not based upon any untrue statement or omission of a material fact in any Derived Information, in such proportion so that the Underwriters are responsible for that portion represented by the percentage that the underwriting discount bears to the sum of such discount and the purchase price of the Underwritten Certificates specified in Schedule II
                                                                     -----------
                 hereto and the Seller is responsible for the balance; provided, however, that in no case shall any Underwriter (except as may be provided in any agreement among underwriters relating to the offering of the Underwritten Certificates) be responsible under this subparagraph (i) for any amount in excess of the underwriting discount applicable to the Underwritten Certificates purchased by such Underwriter hereunder; and

                        (ii) in the case of any losses, claims, damages and
                 liabilities (or actions in respect thereof) which arise out of or are based upon any untrue statement or omission of a material fact in any Derived Information, in such proportion as is appropriate to reflect the relative fault of the Seller on the one hand and the Underwriters on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions in respect thereof) as well as any other relevant equitable considerations. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact in such Computational Materials, Collateral Term Sheets or ABS Term Sheets results from information prepared by the Seller on the one hand or the Underwriters on the other and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to in the above subsection
                 (d) shall be deemed to include any reasonable legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim.

        The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to in this subsection (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding anything to the contrary in this paragraph (d), no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section 8, each person who controls an Underwriter within the meaning of either the Act or the Exchange Act shall have the same rights to contribution as such Underwriter, and each person who controls the Seller within the meaning of either the Act or the Exchange Act, each officer of the Seller who shall have signed the Registration Statement and each director of the Seller shall have the same rights to contribution as the Seller, subject in each case to the preceding sentence of this paragraph (d). The obligations of the Underwriters of Underwritten Certificates in this subsection (d) to contribute are several in proportion to their respective underwriting obligations with respect to such Underwritten Certificates and not joint.

                (e) For purposes hereof, as to each Underwriter, the term "Derived Information" means such information, if any, in the Series Term Sheets, Collateral Term Sheets, Structural Term Sheets and/or Computational Materials that is not (i) contained in the Prospectus taking into account information incorporated therein by reference (other than information incorporated by reference from the Series Term Sheets, Collateral Terms Sheets, Structural Terms Sheets and/or Computational Materials) or (ii) Pool Information, except to the extent that any omission or alleged omission in Derived Information result from a Collateral Error.

                (f) As used herein, "Pool Information" means information with respect to the characteristics of the Underlying ABS and the Mortgage Loans backing the Underlying

        ABS, and administrative and servicing fees, as provided by or on behalf of the Depositor to the Underwriter in final form and set forth in the Prospectus Supplement.

        9. Default by an Underwriter. If any one or more Underwriters shall fail
           -------------------------
to purchase and pay for any of the Underwritten Certificates agreed to be purchased by such Underwriter or Underwriters hereunder and such failure to purchase shall constitute a default in the performance of its or their obligations under this Agreement, the remaining Underwriters shall be obligated severally to take up and pay for (in the respective proportions which the amount of Underwritten Certificates set forth opposite their names in Schedule II
                                                               -----------
hereto bear to the aggregate amount of Underwritten Certificates set forth opposite the names of all the remaining Underwriters) the Underwritten Certificates which the defaulting Underwriter or Underwriters agreed but failed to purchase; provided, however, that in the event that the aggregate amount of Underwritten Certificates which the defaulting Underwriter or Underwriters agreed but failed to purchase shall exceed 10% of the aggregate amount of Underwritten Certificates set forth in Schedule II hereto, the remaining
                                       -----------
Underwriter(s) shall have the right to purchase all, but shall not be under any obligation to purchase any, of the Underwritten Certificates, and if such nondefaulting Underwriter(s) do not purchase all the Underwritten Certificates, this Agreement will terminate without liability to any nondefaulting Underwriter or the Seller. In the event of a default by any Underwriter as set forth in this
Section 9, the Closing Date shall be postponed for such period, not exceeding seven days, as the Underwriters shall determine in order that the required changes in the Registration Statement and the Final Prospectus or in any other documents or arrangements may be effected. Nothing contained in this Agreement shall relieve any defaulting Underwriter of its liability, if any, to the Seller and any nondefaulting Underwriter for damages occasioned by its default hereunder.

        10. Computational Materials and ABS Term Sheets.
            -------------------------------------------

                (a) Not later than 10:30 a.m., Charlotte, North Carolina time, on a date no later than four business days before delivery of the Final Prospectus to the Underwriters, the Underwriters shall deliver to the Seller five complete copies of all materials provided by the Underwriters to prospective investors in the Underwritten Certificates which constitute either
(i) "Computational Materials" within the meaning of the no-action letter dated May 20, 1994 issued by the Division of Corporation Finance of the Commission to Kidder, Peabody Acceptance Corporation I, Kidder, Peabody & Co. Incorporated, and Kidder Structured Asset Corporation and the no-action letter dated May 27, 1994 issued by the Division of Corporation Finance of the Commission to the Public Securities Association (together, the "Kidder Letters") or (ii) "ABS Term Sheets" within the meaning of the no-action letter dated February 17, 1995 issued by the Division of Corporation Finance of the Commission to the Public Securities Association (the "PSA Letter" and together with the Kidder Letters, the "No-Action Letters"), if the filing of such materials with the Commission is a condition of the relief granted in such letters. In the case of any such materials that constitute "Collateral Term Sheets" within the meaning of the PSA Letter, if such Collateral Term Sheets have not previously been delivered to the Seller as contemplated by Section 10(b)(i) below, five complete copies of such Collateral Term Sheets shall be delivered by the Underwriters to the Seller no later than 10:30 a.m., Charlotte, North Carolina time, on the first business day following the date on which such Collateral Term Sheets were initially provided to a potential investor.

        Each delivery of Computational Materials, Collateral Term Sheets and/or ABS Term Sheets to the Seller pursuant to this paragraph (a) shall be effected by delivering four copies of such materials to counsel for the Seller on behalf of the Seller at the address specified in Section 13 hereof and one copy of such materials to the Seller.

                (b) Each Underwriter represents and warrants to and agrees with the Seller, as of the date hereof and as of the Closing Date, that as to itself:

                        (i) if an Underwriter has provided any Collateral Term
                 Sheets to potential investors in the Underwritten Certificates prior to the date hereof and if the filing of such materials with the Commission is a condition of the relief granted in the PSA Letter, then in each such case such Underwriter delivered four copies of such materials to counsel for the Seller on behalf of the Seller at the address specified in Section 13 hereof and one copy of such materials to the Seller no later than 10:30 a.m., Charlotte, North Carolina time, on the first business day following the date on which such materials were initially provided to a potential investor;

                        (ii) the Computational Materials (either in original,
                 aggregated or consolidated form), Collateral Term Sheets and ABS Term Sheets furnished to the Seller pursuant to Section 10(a) or as contemplated in Section 10(b)(i) constitute all of the materials furnished to prospective investors by the Underwriters (whether in written, electronic or other format) prior to the time of delivery thereof to the Seller with respect to the Underwritten Certificates in accordance with the No-Action Letters, and such Computational Materials, Collateral Term Sheets and ABS Term Sheets comply with the requirements of the No-Action Letters;

                        (iii) except as resulting directly from any Collateral
                 Error, on the respective dates any such Computational Materials, Collateral Term Sheets and/or ABS Term Sheets with respect to the Underwritten Certificates were last furnished to each prospective investor and on the Closing Date, the Derived Information in such Computational Materials, Collateral Term Sheets and/or ABS Term Sheets did not and will not include any untrue statement of a material fact, or, when read in conjunction with the Final Prospectus, omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading;

                        (iv) all Computational Materials, Collateral Term Sheets
                 and ABS Term Sheets contained and will contain a legend, prominently displayed on the first page thereof, to the effect that the Seller has not prepared, reviewed or participated in the preparation of such Computational Materials, Collateral Term Sheets or ABS Term Sheets, is not responsible for the accuracy thereof and has not authorized the dissemination thereof;

                        (v) all Collateral Term Sheets with respect to the
                 Underwritten Certificates furnished to potential investors contained and will contain a legend, prominently displayed on the first page thereof, indicating that the information contained therein will be superseded by the description of the Mortgage Loans contained in the Final Prospectus and, except in the case of the initial Collateral Term Sheet, that such information supersedes the information in all prior Collateral Term Sheets; and

                        (vi) on and after the date hereof, the Underwriters
                 shall not deliver or authorize the delivery of any Computational Materials, Collateral Term Sheets, ABS Term Sheets or other materials relating to the Underwritten Certificates (whether in written, electronic or other format) to any potential investor unless such potential investor has received a Final Prospectus prior to or at the same time as the delivery of such Computational Materials, Collateral Term Sheets, ABS Term Sheets or other materials.

         Notwithstanding the foregoing, the Underwriters make no representation or warranty as to whether the Derived Information in any Computational Materials, Collateral Term Sheets or ABS Term Sheets included or will include any untrue statement resulting directly from any Collateral Error (except any Corrected Collateral Error, with respect to materials prepared after the receipt by the Underwriters from the Seller of notice of such Corrected Collateral Error or materials superseding or correcting such Collateral Error).

                (c) The Underwriters acknowledge and agree that the Seller has not authorized and will not authorize the distribution of any Computational Materials, Collateral Term Sheets or ABS Term Sheets to any prospective investor, and agree that any Computational Materials, Collateral Term Sheets or ABS Term Sheets with respect to the Underwritten Certificates furnished to prospective investors shall include a disclaimer in the form set forth in paragraph (b)(v) above. The Underwriters agree that they will not represent to investors that any Computational Materials, Collateral Term Sheets and/or ABS Term Sheets were prepared or disseminated on behalf of the Seller.

                (d) If, at any time when a prospectus relating to the Underwritten Certificates is required to be delivered under the Act, it shall be necessary to amend or supplement the Final Prospectus as a result of an untrue statement of a material fact contained in the Derived Information in any Computational Materials, Collateral Term Sheets or ABS Term Sheets provided by the Underwriters pursuant to this
        Section 10 or the omission to state therein a material fact required, when considered in conjunction with the Final Prospectus, to be stated therein or necessary to make the statements therein, when read in conjunction with the Final Prospectus, not misleading, the Underwriters, at their expense, promptly will prepare and furnish to the Seller for filing with the Commission an amendment or supplement to such Computational Materials, Collateral Term Sheets or ABS Term Sheets, as the case may be, which will correct such statement or omission or an amendment which will effect such compliance. The Underwriters, severally and not jointly, represent and warrant to the Seller, as of the date of delivery of such amendment or supplement to the Seller, that the Derived Information in such amendment or supplement will not include any untrue statement of a material fact or, when read in conjunction with the Final Prospectus, omit to state a material fact necessary to make the statements therein not misleading. The Seller shall have no obligation to file such amendment or supplement if the Seller determines that (i) such amendment or supplement contains any untrue statement of a material fact or, when read in conjunction with the Final Prospectus, omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading; it being understood, however, that the Seller shall have no obligation to review or pass upon the accuracy or adequacy of, or to correct, any such amendment or supplement provided by the Underwriters to the Seller pursuant to this paragraph (d) or (ii) such filing is not required under the Act.

                (e) Each Underwriter (at its own expense) further agrees to provide to the Seller any accountants' letters obtained relating to the Computational Materials, Collateral Term Sheets and/or ABS Term Sheets, which accountants' letters shall be addressed to the Seller or shall state that the Seller may rely thereon; provided that the Underwriters shall have no obligation to procure such letter.

        11. Termination. This Agreement shall be subject to termination in the
            -----------
absolute discretion of the Underwriters, by notice given to the Seller prior to delivery of and payment for the Underwritten Certificates, if prior to such time
(i) trading in securities generally on the New York Stock Exchange shall have been suspended or limited or minimum prices shall have been established on such Exchange, (ii) a banking moratorium shall have been declared by Federal authorities or (iii) there shall have occurred any outbreak or material escalation of hostilities or other calamity or crisis the effect of which on the financial markets of the United States is such as to make it, in the reasonable judgment of the Representative, impracticable to market the Underwritten Certificates.

        12. Bank of America Obligations. Bank of America, N.A. agrees with each
            ---------------------------
Underwriter, for the sole and exclusive benefit of such Underwriter and each person who controls such Underwriter within the meaning of either the Act or the Exchange Act and not for the benefit of any assignee thereof or any other person or persons dealing with such Underwriter, to indemnify and hold harmless each Underwriter and each person who controls an Underwriter within the meaning of either the Act or the Exchange Act against any failure by the Seller to perform any of its obligations under this Agreement. Bank of America, N.A. agrees that there are no conditions precedent to the obligations of Bank of America, N.A. hereunder other than written demand to the Seller to perform its obligations under this Agreement.

        13. Representations and Indemnities to Survive. The respective
            ------------------------------------------
agreements, representations, warranties, indemnities and other statements of the Seller or its officers and of the Underwriters set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation made by or on behalf of any Underwriter or the Seller or any of the officers, directors or controlling persons referred to in Section 8 hereof, and will survive delivery of and payment for the Underwritten Certificates. The provisions of Sections 7, 8 and 12 hereof and this Section 13 shall survive the termination or cancellation of this Agreement.

        14. Notices. All communications hereunder will be in writing and
            -------
effective only on receipt, and, if sent to the Representative, will be mailed, delivered or telegraphed and confirmed to them, at the address specified in
Schedule I hereto, with a copy to: Hunton & Williams, Bank of America Plaza,
----------
Suite 3500, 101 South Tryon Street, Charlotte, North Carolina 28280, Attn:

Michael Nedzbala, Esq.; or, if sent to the Seller, will be mailed, delivered or telegraphed and confirmed to it c/o EquiCredit Corporation of America, 10401 Deerwood Park Blvd., Jacksonville, Florida 32256, Attention: Chief Financial Officer.

        15. Successors. This Agreement will inure to the benefit of and be
            ----------
binding upon the parties hereto and their respective successors and the officers and directors and controlling persons referred to in Section 8 hereof, and no other person will have any right or obligation hereunder.

        16. Applicable Law. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH
            --------------
THE LAWS OF THE STATE OF NEW YORK, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS, WITHOUT GIVING EFFECT TO PRINCIPLES OF CONFLICTS OF LAW (BUT WITH REFERENCE TO SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW, WHICH BY ITS TERMS APPLIES TO THIS AGREEMENT)

        17. Miscellaneous.
            -------------

                (a) This Agreement supersedes all prior or contemporaneous agreements and understandings relating to the subject matter hereof.

                (b) Neither this Agreement nor any term hereof may be changed, waived, discharged or terminated except by a writing signed by the party against whom enforcement of such change, waiver, discharge or termination is sought.

                (c) This Agreement may be signed in any number of counterparts each of which shall be deemed an original, which taken together shall constitute one and the same instrument.

                (d) The headings of the Sections of this Agreement have been inserted for convenience of reference only and shall not be deemed a part of this Agreement.

                         [SIGNATURES ON FOLLOWING PAGE]

         If the foregoing is in accordance with your understanding of our agreement, please sign and return to us the enclosed duplicate hereof, whereupon this letter and your acceptance shall represent a binding agreement among the Seller and each Underwriter.

                          Very truly yours,


                          EQCC ASSET BACKED CORPORATION

                          By: ----------------------------------
                              Name:
                                   -----------------------------
                              Title:
                                   -----------------------------


                          BANK OF AMERICA, N.A.,
                             solely for the purposes of Section 12 hereof

                          By: ----------------------------------
                              Name:
                                   -----------------------------
                              Title:
                                    ----------------------------


The foregoing Agreement is hereby confirmed and accepted as of the date specified in Schedule I hereto.
             ----------


BANC OF AMERICA SECURITIES LLC

By:
   --------------------------------------------------
         Name:
              ---------------------------------------
         Title:
               --------------------------------------


GOLDMAN, SACHS & CO.

By:
   --------------------------------------------------
         Name:
              ---------------------------------------
         Title:
               --------------------------------------

                                   SCHEDULE I

Underwriting Agreement dated March 25, 2002
Registration Statement No. 333-67984


Title: EQCC Asset Backed Certificates, Series 2002-1:

Description of the Underwritten Certificates:





                    Principal                                       Form of                       Required Rating
Certificates        Balance               Pass-Through Rate(1)      Certificates          S&P*        Moody's**        Fitch***
------------        ---------             -----------------         ------------          ---         -------          -----
Class 1-A             $3,523,841,387      LIBOR + 0.30%             Book-Entry            AAA            Aaa           AAA

Class 2-A             $2,673,321,752      LIBOR + 0.30%             Book-Entry            AAA            Aaa           AAA

------------
*       Standard & Poor's Ratings Services
**      Moody's Investors Service, Inc.
***     Fitch Ratings

(1)     In each case subject to caps as provided in the Final Prospectus.

Depositories for Book-Entry Certificates:  The Depository Trust Company; CEDEL
        S.A.; Euroclear System

Closing Date, Time and Location: March 27, 2002, 10:00 a.m., Charlotte, North
        Carolina time, Office of Hunton & Williams, Bank of America Plaza, Suite 3500, 101 South Tryon Street, Charlotte, North Carolina 28280.

                                   SCHEDULE II

                  Underwriters and Certificates Purchase Prices
                  ---------------------------------------------

         Class 1-A
         ---------                                 Principal
                                                    Amount of
                                      % of        Certificates       Purchase
         Underwriters                Total         Purchased*         Price**
         ------------                -----         ---------          -----
         Banc of America
           Securities LLC. .......    50%         $1,761,920,693.50   99.90%
         Goldman, Sachs & Co. ....    50%         $1,761,920,693.50   99.90%

              Total ..............    100%        $3,523,841,387.00   99.90%

         *  Subject to final Class sizes.
         ** As a percentage of the Principal Amount of the Certificates
Purchased.


         Class 2-A
         ---------                                   Principal
                                                      Amount of
                                      % of          Certificates      Purchase
         Underwriters                 Total          Purchased*        Price**
         ------------                 -----          ---------         -----
         Banc of America
           Securities LLC. .......     50%         $1,336,660,876       99.90%
         Goldman, Sachs & Co. ....     50%         $1,336,660,876       99.90%

              Total ..............     100%        $2,673,321,752       99.90%

         *    Subject to final Class sizes.
         **   As a percentage of the Principal Amount of the Certificates
Purchased.